Exhibit 99.1

Becton, Dickinson and Company Announces Early Tender Results and Upsizing of Offer SubCap and Aggregate Offer Cap

FRANKLIN LAKES, NJ, February 25, 2026 – BD (Becton, Dickinson and Company) (NYSE: BDX) (the “Company” or “BD”), a leading global medical technology company, today announced the early tender results for its previously announced Tender Offers (as defined below) to purchase for cash certain of its outstanding debt securities listed in the table below.

In making the announcement, the Company has exercised its previously disclosed right to amend such Tender Offers to (i) increase the Offer SubCap (as defined below) with respect to the 4.685% Senior Notes due 2044 (the “4.685% Senior Notes”) and (ii) increase the Aggregate Offer Cap (as defined below) from $1,600,000,000 to an aggregate purchase price of $2,000,000,000, excluding applicable Accrued Interest (as defined below).

The Tender Offers are being made pursuant to the terms and conditions set forth in the offer to purchase, dated February 10, 2026 (as amended and supplemented hereby, the “Offer to Purchase”). Except as specifically amended hereby, all other terms of the Tender Offers as previously announced in the Offer to Purchase remain unchanged. The Company refers investors to the Offer to Purchase for the complete terms and conditions of the Tender Offers.

The Company is offering to purchase for cash up to $2,000,000,000 aggregate purchase price, excluding the applicable Accrued Interest (which, subject to applicable law, may be increased or decreased in the Company’s sole discretion, the “Aggregate Offer Cap”) of its (i) 6.700% Senior Notes due 2026, (ii) 7.000% Senior Debentures due 2027, (iii) 6.700% Senior Debentures due 2028, (iv) 6.000% Senior Notes due 2039, (v) 4.875% Senior Notes due 2044, (vi) 4.669% Senior Notes due 2047, (vii) 5.000% Senior Notes due 2040, (viii) 4.685% Senior Notes, (ix) 5.081% Senior Notes due 2029, (x) 3.794% Senior Notes due 2050, (xi) 4.874% Senior Notes due 2029, (xii) 4.693% Senior Notes due 2028, (xiii) 3.700% Senior Notes due 2027, (xiv) 5.110% Senior Notes due 2034, and (xv) 4.298% Senior Notes due 2032 (collectively, the “Securities” and each a “series”), in the order of priority set forth in the table below (each, an “Acceptance Priority Level”), subject to an aggregate principal amount of each series of Securities that does not exceed the applicable Offer SubCap, if any, set forth in the table below (each, an “Offer SubCap”) (collectively, the “Tender Offers”); provided that the Company will only accept for purchase up to an aggregate purchase price, excluding the applicable Accrued Interest, of all series of Securities that does not exceed the Aggregate Offer Cap.

As of the previously announced early tender date and time of 5:00 p.m., New York City time, on February 24, 2026 (the “Early Tender Date”), according to information provided by Global Bondholder Services Corporation, the tender and information agent for the Tender Offers, the aggregate principal amount of each series of Securities set forth in the table below under “Principal Amount Tendered at Early Tender Date” has been validly tendered and not validly withdrawn in the Tender Offers. Withdrawal rights for the Securities expired at 5:00 p.m., New York City time, on the Early Tender Date.

Title of Security	CUSIP Number	Principal Amount Outstanding	Offer SubCap	Acceptance Priority Level(1)	U.S. Treasury Reference Security	Bloomberg Reference Page	Fixed Spread	Early Tender Payment (2)(3)	Principal Amount Tendered at Early Tender Date
6.700% Senior Notes due 2026	Registered: 075887CE7 144A: 075887CD9 Reg S: U0740RAE2	$137,032,000	N/A	1	4.250% U.S. Treasury Notes due 11/30/2026	FIT3	+30 bps	$30	$36,474,000
7.000% Senior Debentures due 2027	075887AN9	$116,054,000	N/A	2	3.500% U.S. Treasury Notes due 1/31/2028	FIT1	+20 bps	$30	$32,822,000
6.700% Senior Debentures due 2028	075887AQ2	$112,361,000	N/A	3	3.500% U.S. Treasury Notes due 1/31/2028	FIT1	+35 bps	$30	$27,313,000
6.000% Senior Notes due 2039	075887AV1	$122,856,000	N/A	4	4.000% U.S. Treasury Notes due 11/15/2035	FIT1	+95 bps	$30	$61,942,000
4.875% Senior Notes due 2044	075887BM0	$224,877,000	N/A	5	4.625% U.S. Treasury Notes due 11/15/2045	FIT1	+80 bps	$30	$91,153,000
4.669% Senior Notes due 2047	075887BX6	$1,500,000,000	$1,000,000,000	6	4.625% U.S. Treasury Notes due 11/15/2045	FIT1	+70 bps	$30	$656,047,000
5.000% Senior Notes due 2040	075887AX7	$90,878,000	N/A	7	4.000% U.S. Treasury Notes due 11/15/2035	FIT1	+100 bps	$30	$36,846,000
4.685% Senior Notes due 2044	075887BG3	$982,883,000	$472,349,000	8	4.625% U.S. Treasury Notes due 11/15/2045	FIT1	+60 bps	$30	$472,349,000
5.081% Senior Notes due 2029	075887CU1	$600,000,000	N/A	9	3.500% U.S. Treasury Notes due 1/15/2029	FIT1	+30 bps	$30	$444,588,000
3.794% Senior Notes due 2050	075887CK3	$560,000,000	N/A	10	4.625% U.S. Treasury Notes due 11/15/2055	FIT1	+65 bps	$30	$344,737,000
4.874% Senior Notes due 2029	075887CR8	$625,000,000	N/A	11	3.500% U.S. Treasury Notes due 1/15/2029	FIT1	+30 bps	$30	$365,878,000
4.693% Senior Notes due 2028	075887CQ0	$800,000,000	N/A	12	3.500% U.S. Treasury Notes due 1/31/2028	FIT1	+20 bps	$30	$424,319,000
3.700% Senior Notes due 2027	075887BW8	$1,725,018,000	N/A	13	3.500% U.S. Treasury Notes due 1/31/2028	FIT1	+30 bps	$30	$698,963,000
5.110% Senior Notes due 2034	075887CS6	$550,000,000	N/A	14	4.000% U.S. Treasury Notes due 11/15/2035	FIT1	+45 bps	$30	$304,074,000
4.298% Senior Notes due 2032	075887CP2	$500,000,000	N/A	15	3.750% U.S. Treasury Notes due 1/31/2031	FIT1	+65 bps	$30	$269,954,000
(1)
Subject to the Aggregate Offer Cap, Offer SubCap, if any, and proration if applicable, the principal amount of each series of Securities that is purchased in the Tender Offers has been determined in accordance with the applicable Acceptance Priority Level (in numerical priority order) specified in this column.

(2)	Per $1,000 principal amount of Securities validly tendered prior to or at the Early Tender Date and accepted for purchase.
(3)
The Total Consideration (as defined below) for each series of Securities validly tendered prior to or at the Early Tender Date and accepted for purchase is calculated using the applicable Fixed Spread and is inclusive of the applicable Early Tender Payment. The Total Consideration for each series of Securities does not include the applicable Accrued Interest, which will be payable in addition to the applicable Total Consideration.

All conditions in respect of the Tender Offers were satisfied or waived by the Company at the Early Tender Date. The Company has elected to exercise its right to make payment for the Securities that were validly tendered prior to or at the Early Tender Date and that are accepted for purchase on February 27, 2026 (the “Early Settlement Date”).

The applicable consideration (the “Total Consideration”) offered per $1,000 principal amount of each series of Securities validly tendered and accepted for purchase pursuant to the applicable Tender Offer will be determined in the manner described in the Offer to Purchase by reference to the applicable fixed spread for such Securities specified in the table above plus the applicable yield based on the bid-side price of the applicable U.S. Treasury Reference Security specified in the table above as displayed on the applicable Bloomberg Bond Trader FIT1 or FIT3 page, as applicable, specified in the table above at 10:00 a.m., New York City time, on February 25, 2026. The Company expects to announce the pricing of the Tender Offers later today.

Only holders of Securities who validly tendered and did not validly withdraw their Securities at or prior to the Early Tender Date are eligible to receive the Total Consideration for Securities accepted for purchase. Holders will also receive accrued and unpaid interest on Securities validly tendered and accepted for purchase from the applicable last interest payment date up to, but not including, the Early Settlement Date (“Accrued Interest”).

All Securities accepted for purchase will be retired and cancelled and will no longer remain outstanding obligations of the Company.

Information Relating to the Tender Offers

Citigroup Global Markets Inc. and Wells Fargo Securities, LLC are the lead dealer managers for the Tender Offers. Scotia Capital (USA) Inc., MUFG Securities Americas Inc. and U.S. Bancorp Investments, Inc. are co-dealer managers for the Tender Offers. Investors with questions regarding the Tender Offers may contact Citigroup Global Markets Inc. at (800) 558-3745 (toll-free) or (212) 723-6106 (collect) or by email at ny.liabilitymanagement@citi.com or Wells Fargo Securities, LLC at (866) 309-6316 (toll-free) or (704) 410-4759 (collect) or by email at liabilitymanagement@wellsfargo.com. Global Bondholder Services Corporation is the tender and information agent for the Tender Offers and can be contacted at (855) 654-2015 (toll-free) or (212) 430-3774 (collect).

None of the Company or its affiliates, their respective boards of directors, their respective officers, the dealer managers, the tender and information agent or the trustee with respect to any series of Securities is making any recommendation as to whether holders should tender any Securities in response to any of the Tender Offers, and neither the Company nor any such other person has authorized any person to make any such recommendation. Holders must make their own decisions as to whether to tender any of their Securities, and, if so, the principal amount of Securities to tender.

The full details of the Tender Offers, including complete instructions on how to tender Securities, are included in the Offer to Purchase. Holders are strongly encouraged to read carefully the Offer to Purchase, including materials incorporated by reference therein, because they contain important information. The Offer to Purchase may be downloaded from Global Bondholder Services Corporation’s website at www.gbsc-usa.com/BectonDickinson or obtained from Global Bondholder Services Corporation, free of charge, by calling toll-free at (855) 654-2015 (bankers and brokers can call collect at (212) 430-3774).

This press release is for informational purposes only and is not an offer to buy, or the solicitation of an offer to sell, any of the Securities and the Tender Offers do not constitute an offer to buy or the solicitation of an offer to sell Securities in any jurisdiction or in any circumstances in which such offer or solicitation is unlawful.

About BD

BD is one of the world’s largest pure-play medical technology companies with a Purpose of advancing the world of health™ by driving innovation across medical essentials, connected care, biopharma systems and interventional. The company supports those on the frontlines of healthcare by developing transformative technologies, services and solutions that optimize clinical operations and improve care for patients. Operating across the globe, with more than 60,000 employees, BD delivers billions of products annually that have a positive impact on global healthcare. By working in close collaboration with customers, BD can help enhance outcomes, lower costs, increase clinical efficiency, improve safety and expand access to healthcare.

Contacts:
Media	Investors
Matt Marcus VP, Public Relations Matt.Marcus@bd.com	Shawn Bevec SVP, Investor Relations Investor_Relations@bd.com

Forward-Looking Statements

This press release contains certain estimates and other forward-looking statements (as defined under federal securities laws) regarding BD’s performance, including in relation to the consummation of the Tender Offers. All such statements are based upon current expectations of BD and involve a number of business risks and uncertainties. Actual results could vary materially from anticipated results described, implied or projected in any forward-looking statement. With respect to forward-looking statements contained herein, a number of factors could cause actual results to vary materially. These factors include, but are not limited to, the factors discussed in BD’s filings with the Securities and Exchange Commission. BD does not intend to update any forward-looking statements to reflect events or circumstances after the date hereof, except as required by applicable laws or regulations.

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